[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) GOVERNMENT
                         SECURITIES FUND

                         SEMIANNUAL REPORT o AUGUST 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 19
MFS' Year 2000 Readiness Disclosure ....................................... 24
Trustees and Officers ..................................................... 25

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Steven E. Nothern]
     Steven E. Nothern

For the six months ended August 31, 1999, Class A shares of the Fund provided a total return of -1.67%, Class B shares -1.97%, Class C shares -1.97%, and Class I shares -1.50%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -0.56% return over the same period for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government- agency, and mortgage-backed securities. During the same period, the average general U.S. government fund reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance, returned -1.69%.

Q. LOOKING FIRST AT THE INVESTMENT ENVIRONMENT, WHAT LED THE FIXED-INCOME MARKETS TO POST NEGATIVE RETURNS OVER THE PAST SIX MONTHS?

A. In 1999 the markets have had to adjust to a U.S. economy that has continued to grow more rapidly than expected, sustaining fears that such growth could eventually spark inflationary pressures. To compensate investors for the effects of inflation, yields on most fixed-income instruments have risen, leading to concurrent drops in bond prices and negative total returns. Most market observers had expected growth to slow this year. However, the global economy stabilized, and investors turned their focus back to the domestic economy, where growth exceeded 4% in the first half of 1999. Fears of inflation were rekindled, especially as unemployment remained at historically low levels. In response, the Federal Reserve Board (the Fed) felt the need to restrain the economy, increasing the probability that growth might slow to a noninflationary level. The Fed increased short-term interest rates twice, once in June and again in August.

Q. HOW DID YOU STRUCTURE THE PORTFOLIO IN TERMS OF DURATION AND MATURITY?

A. Not wanting to guess on the direction of interest rates, we kept the Fund's duration -- a measure of its sensitivity to interest-rate changes -- neutral relative to the Lehman Index. As far as the maturity structure was concerned, the approach we used helped its relative performance. Over the period, short-term interest rates rose proportionally more than yields on longer-term securities because of anticipation of the Fed's tightening monetary policy. We had anticipated such a scenario and underweighted the Fund's stake in securities with maturities of three years or less.

Q. WHAT SEGMENT OF THE GOVERNMENT SECURITIES MARKET HAVE YOU FOUND TO BE MOST ATTRACTIVE?

A. Government-agency securities. After Russia's default on its domestic debt last year and the ensuing flight to the quality of U.S. Treasury securities, agency yield spreads relative to those of Treasuries reached attractive levels. We took advantage of this opportunity by buying high-quality agency paper at what we believe to be particularly appealing prices. That move helped performance because during the first several months of 1999 spreads narrowed when the perceived risks of holding non- Treasuries receded, and U.S. government-agency securities solidly outperformed comparable Treasuries. An integral part of our strategy has been to maintain an overweighting in agency notes relative to the Lehman Index. We believe that, over the long term, government-agency securities offer attractive incremental returns relative to comparable Treasuries, with essentially the same quality.

Q. WHAT ABOUT THE FUND'S TREASURY HOLDINGS?

A. The Fund's Treasury position remained underweighted compared to the Lehman Index as a result of our focus on government-agency securities. For the most part, we use our Treasury investments to help balance the Fund's duration. During the period, we emphasized Treasuries with 15- to 20-year maturities and those with maturities of one year and under, avoiding one- to four-year Treasury securities because they have been most affected by the recent Fed tightening.

Q. LET'S TOUCH UPON THE LAST OF THE THREE SECTORS FOUND IN THE FUND, MORTGAGE-BACKED SECURITIES. WHAT WAS YOUR STRATEGY THERE?

A. For most of the period, we underweighted the Fund's investments in mortgage-backed securities relative to the Lehman Index. That proved to be a helpful strategy. While mortgages outperformed during the first few months of the year, they did poorly as interest rates started to rise. One of the characteristics of mortgage-backed securities is that their interest-rate sensitivity increases as interest rates rise -- precisely the scenario an investor wants to avoid. Therefore, as rates trended upward, mortgages performed worse. Recently, we have added to the Fund's mortgage-backed weighting -- largely through purchases of Ginnie Mae (Government National Mortgage Association) and Fannie Mae (Federal National Mortgage Association) securities -- because their yields had widened to attractive levels. By doing so, we have brought the Fund's mortgage stake back in line with that of the Lehman Index.

Q. WHAT'S YOUR OUTLOOK FOR THE REST OF 1999?

A. Economic growth has continued to exceed expectations. By tightening monetary policy, the Fed has tried to improve the odds that growth will slow to a more sustainable rate. Globally, growth has picked up once again. There is a great deal of excess capacity in everything from automobiles to microchips. Therefore, though the potential for inflation exists, and the market has been pricing for that risk, we believe inflation pressures most likely will be well contained. We believe that the U.S. economy will start to settle down, and when it does the bond markets will be poised for a solid rebound. We just have to be patient enough to wait it out. A moderation in growth has taken longer than expected because in 1999 the U.S. economy rode the momentum supplied by the Fed's three rate cuts in late 1998. Once we start to feel the effects of the Fed's recent rate hikes and the economic picture stabilizes, we think we should see better balance in the fixed-income markets.

/s/ Steven E. Nothern

    Steven E. Nothern
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

STEVEN E. NOTHERN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GOVERNMENT SECURITIES FUND, THE GOVERNMENT SECURITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, MFS(R) INTERMEDIATE INCOME TRUST, AND MFS(R) GOVERNMENT MARKETS INCOME TRUST.

MR. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

OBJECTIVE:                    SEEKS CURRENT INCOME AND CAPITAL PRESERVATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:        JULY 25, 1984

CLASS INCEPTION:              CLASS A  JULY 25, 1984
                              CLASS B  AUGUST 30, 1993
                              CLASS C  APRIL 1, 1996
                              CLASS I   JANUARY 2, 1997

SIZE:                         $575.0 MILLION NET ASSETS AS OF AUGUST 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH AUGUST 31, 1999

CLASS A
                                                   6 Months       1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              -1.67%       -0.54%      +20.05%      +37.40%        +101.05%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         -0.54%      + 6.28%      + 6.56%        +  7.23%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         -5.26%      + 4.57%      + 5.53%        +  6.71%
--------------------------------------------------------------------------------------------------------------------

CLASS B
                                                   6 Months       1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              -1.97%       -1.17%      +17.70%      +32.72%        + 92.91%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         -1.17%      + 5.58%      + 5.82%        +  6.79%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         -4.93%      + 4.68%      + 5.50%        +  6.79%
--------------------------------------------------------------------------------------------------------------------

CLASS C
                                                   6 Months       1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              -1.97%       -1.25%      +17.66%      +34.32%        + 96.54%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         -1.25%      + 5.57%      + 6.08%        +  6.99%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         -2.19%      + 5.57%      + 6.08%        +  6.99%
--------------------------------------------------------------------------------------------------------------------

CLASS I
                                                   6 Months       1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              -1.50%       -0.30%      +21.22%      +38.73%        +103.00%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         -0.30%      + 6.62%      + 6.77%        +  7.34%
--------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

PORTFOLIO STRUCTURE

U.S. Treasuries                    28.0%
Other Government Agencies          28.4%
Mortgage Backed                    37.1%
Cash                                6.5%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- August 31, 1999

Bonds - 92.5%
----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                  VALUE
----------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 45.7%
    Empresa Energetica Cornito Ltd., 6.07s, 2010                      $13,500          $  12,163,905
    Federal Home Loan Mortgage Corp., 6.79s, 2005                       5,000              5,045,313
    Federal Home Loan Mortgage Corp., 7.5s, 2025 - 2028                 6,193              6,156,671
    Federal National Mortgage Assn., 5.625s, 2004                      26,000             24,992,500
    Federal National Mortgage Assn., 5.875s, 2004                       4,750              4,574,108
    Federal National Mortgage Assn., 6.13s, 2011                        3,452              3,351,043
    Federal National Mortgage Assn., 6.375s, 2009                       6,000              5,787,180
    Federal National Mortgage Assn., 6.5s, 2028                        48,214             45,637,007
    Federal National Mortgage Assn., 6.888s, 2011                       9,468              9,410,304
    Federal National Mortgage Assn., 6.95s, 2006                       10,000              9,789,100
    Federal National Mortgage Assn., 6.956s, 2007                       9,657              9,584,635
    Federal National Mortgage Assn., 7s, 2029                          34,757             33,757,956
    Federal National Mortgage Assn., 7.5s, 2010 - 2013                 19,087             19,241,882
    Financing Corp., 9.8s, 2018                                        16,500             21,354,630
    Financing Corp., 10.35s, 2018                                      10,700             14,490,154
    Financing Corp., 10.7s, 2017                                       20,955             28,960,439
    United States Department of Housing and Urban
      Development, 6.59s, 2016                                          6,599              5,928,789
    United States Department of Veteran Affairs, 6.3s, 2010             2,229              2,225,301
                                                                                       -------------
                                                                                       $ 262,450,917
----------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 46.8%
  Government National Mortgage Association - 15.3%
    GNMA, 6.5s, 2027 - 2029                                           $12,704          $  11,980,957
    GNMA, 7s, 2008 - 2029                                              55,637             54,192,488
    GNMA, 7.5s, 2022 - 2027                                             5,199              5,159,346
    GNMA, 8s, 2026 - 2027                                               8,339              8,443,055
    GNMA, 8.5s, 2001 - 2009                                             4,053              4,220,366
    GNMA, 9.25s, 2001                                                   2,242              2,325,343
    GNMA, 10.75s, 2015 - 2016                                             104                112,295
    GNMA, 11.5s, 2010 - 2019                                              478                536,929
    GNMA, 12s, 2013 - 2015                                                296                335,993
    GNMA, 12.5s, 2011                                                     506                579,389
                                                                                       ------------
                                                                                       $  87,886,161
----------------------------------------------------------------------------------------------------
  Small Business Administration - 3.9%
    SBA, 6.24s, 2009                                                  $ 5,000          $   4,900,000
    SBA, 8.625s, 2011                                                   2,601              2,685,836
    SBA, 8.8s, 2011                                                     1,165              1,206,739
    SBA, 9.05s, 2009                                                    1,260              1,307,100
    SBA, 9.1s, 2009                                                     1,850              1,923,103
    SBA, 9.25s, 2010                                                    1,870              1,956,412
    SBA, 9.3s, 2010                                                     2,712              2,838,833
    SBA, 9.5s, 2010                                                     1,615              1,693,881
    SBA, 9.65s, 2010                                                    2,038              2,146,413
    SBA, 9.7s, 2010                                                       860                906,465
    SBA, 9.9s, 2008                                                       521                549,014
    SBA, 10.05s, 2008 - 2009                                              480                509,047
                                                                                       -------------
                                                                                       $  22,622,843
----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 27.6%
    U.S Treasury Bonds, 11.875s, 2003                                 $ 2,000          $   2,420,000
    U.S. Treasury Bonds, 12.375s, 2004                                 10,650             13,319,103
    U.S. Treasury Bonds, 10.375s, 2012                                  4,200              5,248,698
    U.S. Treasury Bonds, 9.875s, 2015                                  26,300             35,209,125
    U.S. Treasury Bonds, 3.625s, 2028                                  10,295              9,584,329
    U.S. Treasury Bonds, 3.875s, 2029                                  10,110              9,838,146
    U.S. Treasury Bonds, 5.25s, 2029                                    9,000              7,872,210
    U.S. Treasury Notes, 8.5s, 2000                                     5,000              5,069,550
    U.S. Treasury Notes, 8s, 2001                                       8,250              8,545,185
    U.S. Treasury Notes, 4.25s, 2003                                   16,375             15,366,955
    U.S. Treasury Notes, 5.375s, 2003                                  25,000             24,535,250
    U.S. Treasury Notes, 5.625s, 2008                                  22,500             21,716,100
                                                                                       ------------
                                                                                       $ 158,724,651
----------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                       $ 269,233,655
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $554,511,757)                                            $ 531,684,572
----------------------------------------------------------------------------------------------------
Repurchase Agreement - 6.5%
----------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 8/31/99, due 9/1/99, total to be
      received $37,728,658 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                $37,723          $  37,723,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $592,234,757)                                       $569,407,572
Other Assets, Less Liabilities - 1.0%                                                      5,560,871
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $574,968,443
----------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
AUGUST 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $592,234,757)       $569,407,572
  Cash                                                                 168
  Receivable for Fund shares sold                                1,513,445
  Interest receivable                                            7,525,055
  Other assets                                                       6,219
                                                              ------------
      Total assets                                            $578,452,459
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $  2,937,728
  Payable to affiliates -
    Management fee                                                  14,271
    Shareholder servicing agent fee                                  4,757
    Distribution and service fee                                   310,376
    Administrative fee                                                 714
  Accrued expenses and other liabilities                           216,170
                                                              ------------
      Total liabilities                                       $  3,484,016
                                                              ------------
Net assets                                                    $574,968,443
                                                              ============
Net assets consist of:
  Paid-in capital                                             $629,905,194
  Unrealized depreciation on investments                       (22,827,185)
  Accumulated net realized loss on investments                 (32,734,873)
  Accumulated undistributed net investment income                  625,307
                                                              ------------
      Total                                                   $574,968,443
                                                              ============
Shares of beneficial interest outstanding                      62,112,844
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $345,733,134 / 37,341,764 shares of
     beneficial interest outstanding)                            $9.26
                                                                 =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                  $9.72
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $185,314,427 / 20,038,316 shares of
     beneficial interest outstanding)                            $9.25
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $37,543,476 / 4,044,053 shares of
     beneficial interest outstanding)                            $9.28
                                                                 =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,377,406 / 688,711 shares of
     beneficial interest outstanding)                            $9.26
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED AUGUST 31, 1999
------------------------------------------------------------------------------

Net investment income:
  Interest income                                              $ 19,583,617
                                                               ------------
  Expenses -
    Management fee                                             $  1,155,883
    Trustees' compensation                                           29,460
    Shareholder servicing agent fee                                 294,130
    Distribution and service fee (Class A)                          608,857
    Distribution and service fee (Class B)                          911,656
    Distribution and service fee (Class C)                          197,737
    Administrative fee                                               43,228
    Custodian fee                                                    79,452
    Printing                                                         25,143
    Postage                                                          45,433
    Auditing fees                                                    17,279
    Legal fees                                                        4,651
    Miscellaneous                                                   232,609
                                                               ------------
      Total expenses                                           $  3,645,518
    Fees paid indirectly                                            (45,683)
    Reduction of expenses by investment adviser                    (291,339)
                                                               ------------
      Net expenses                                             $  3,308,496
                                                               ------------
        Net investment income                                  $ 16,275,121
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                               $ (5,543,444)
  Change in unrealized depreciation on investments              (21,359,930)
                                                               ------------
        Net realized and unrealized loss on investments        $(26,903,374)
                                                               ------------
          Decrease in net assets from operations               $(10,628,253)
                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED             YEAR ENDED
                                                           AUGUST 31, 1999      FEBRUARY 28, 1999
                                                               (UNAUDITED)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $ 16,275,121            $ 26,697,161
  Net realized gain (loss) on investments                      (5,543,444)              5,533,151
  Net unrealized loss on investments                          (21,359,930)            (7,796,168)
                                                             ------------            ------------
      Increase (decrease) in net assets from
      operations                                             $(10,628,253)           $ 24,434,144
                                                             ------------            ------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $ (9,783,949)           $(17,718,006)
  From net investment income (Class B)                         (4,594,809)             (7,332,329)
  From net investment income (Class C)                           (983,433)             (1,216,257)
  From net investment income (Class I)                           (196,895)               (472,212)
                                                             ------------            ------------
      Total distributions declared to shareholders           $(15,559,086)           $(26,738,804)
                                                             ------------            ------------
Net increase in net assets from Fund share
  transactions                                               $ 48,620,444            $136,040,201
                                                             ------------            ------------
      Total increase in net assets                           $ 22,433,105            $133,735,541
Net assets:
  At beginning of period                                      552,535,338             418,799,797
                                                             ------------            ------------
At end of period (including accumulated
  undistributed (distributions in excess
  of net) investment income of $625,307
  and ($90,728), respectively)                               $574,968,443            $552,535,338
                                                             ============            ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                             AUGUST 31, 1999              1999            1998            1997            1996            1995
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 9.69            $ 9.69          $ 9.40          $ 9.67          $ 9.22          $ 9.79
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.28            $ 0.56          $ 0.62          $ 0.62          $ 0.66          $ 0.67
  Net realized and unrealized
    gain (loss) on investments         (0.44)             0.01            0.28           (0.28)           0.45           (0.58)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.16)           $ 0.57          $ 0.90          $ 0.34          $ 1.11          $ 0.09
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders from net
  investment income                   $(0.27)           $(0.57)         $(0.61)         $(0.61)         $(0.66)         $(0.66)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 9.26            $ 9.69          $ 9.69          $ 9.40          $ 9.67          $ 9.22
                                      ======            ======          ======          ======          ======          ======
Total return(+)                        (1.67)%++          6.00%           9.91%           3.67%          12.29%           1.21%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                            0.91%+            0.92%           0.94%           0.91%           0.84%           0.79%
  Net investment income                 5.88%+            5.76%           6.50%           6.56%           6.83%           7.24%
Portfolio turnover                        53%              176%            212%            339%            352%            385%
Net assets at end of period
  (000 omitted)                     $345,733          $335,993        $282,809        $293,286        $322,740        $318,116

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income             $ 0.28            $ 0.55          $ 0.61          $ 0.61          $ 0.64          $ 0.65
    Ratios (to average net assets):
      Expenses##                        1.01%+            1.02%           1.04%           1.06%           1.05%           1.05%
      Net investment income             5.78%+            5.66%           6.40%           6.41%           6.62%           6.98%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                             AUGUST 31, 1999              1999            1998            1997            1996            1995
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 9.68            $ 9.68          $ 9.39          $ 9.66          $ 9.22          $ 9.78
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.25            $ 0.50          $ 0.55          $ 0.55          $ 0.59          $ 0.59
  Net realized and unrealized
    gain (loss) on investments         (0.44)             0.01            0.28           (0.28)           0.44           (0.56)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.19)           $ 0.51          $ 0.83          $ 0.27          $ 1.03          $ 0.03
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders from net
  investment income                   $(0.24)           $(0.51)         $(0.54)         $(0.54)         $(0.59)         $(0.59)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 9.25            $ 9.68          $ 9.68          $ 9.39          $ 9.66          $ 9.22
                                      ======            ======          ======          ======          ======          ======
Total return                           (1.97)%++          5.32%           9.17%           2.92%          11.46%           0.57%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                            1.56%+            1.57%           1.59%           1.62%           1.56%           1.51%
  Net investment income                 5.23%+            5.08%           5.84%           5.85%           6.09%           6.52%
Portfolio turnover                        53%              176%            212%            339%            352%            385%
Net assets at end of period
  (000 omitted)                     $185,314          $173,569        $117,077        $114,861        $124,921        $105,178

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the
    Fund, the net investment income per share and the ratios would have been:
    Net investment income             $ 0.25            $ 0.48          $ 0.54          $ 0.54          $ 0.57          $ 0.57
    Ratios (to average net assets):
      Expenses##                        1.66%+            1.67%           1.69%           1.77%           1.77%           1.77%
      Net investment income             5.13%+            4.98%           5.74%           5.70%           5.88%           6.26%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                                                  FEBRUARY 28,                 PERIOD ENDED
                                              SIX MONTHS ENDED           ------------------------------         FEBRUARY 28,
                                               AUGUST 31, 1999                 1999                1998                1997*
                                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 9.71               $ 9.72              $ 9.43               $ 9.51
                                                        ------               ------              ------               ------
Income from investment operations# -
  Net investment income(S)                              $ 0.25               $ 0.49              $ 0.55               $ 0.47
  Net realized and unrealized gain (loss) on
    investments                                          (0.44)                0.01                0.29                (0.09)
                                                        ------               ------              ------               ------
      Total from investment operations                  $(0.19)              $ 0.50              $ 0.84               $ 0.38
                                                        ------               ------              ------               ------
Less distributions declared to shareholders from
  net investment income                                 $(0.24)              $(0.51)             $(0.55)              $(0.46)
                                                        ------               ------              ------               ------
Net asset value - end of period                         $ 9.28               $ 9.71              $ 9.72               $ 9.43
                                                        ======               ======              ======               ======
Total return                                             (1.97)%++             5.23%               9.15%                4.06%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                              1.56%+               1.57%               1.59%                1.55%+
  Net investment income                                   5.23%+               5.03%               5.85%                5.97%+
Portfolio turnover                                          53%                 176%                212%                 339%
Net assets at end of period (000 omitted)              $37,543              $36,340             $11,354               $6,046

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the
    Fund, the net investment income per share and the ratios would have been:
    Net investment income                               $ 0.25               $ 0.48              $ 0.54               $ 0.46
    Ratios (to average net assets):
      Expenses##                                          1.66%+               1.67%               1.69%                1.70%+
      Net investment income                               5.13%+               4.93%               5.75%                5.82%+
  * For the period from the inception of Class C, April 1, 1996, through February 28, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                                                  FEBRUARY 28,                  PERIOD ENDED
                                              SIX MONTHS ENDED           ------------------------------         FEBRUARY 28,
                                               AUGUST 31, 1999                 1999                1998                1997*
                                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 9.69               $ 9.69              $ 9.40               $ 9.41
                                                        ------               ------              ------               ------
Income from investment operations# -
  Net investment income(S)                              $ 0.30               $ 0.59              $ 0.62               $ 0.10
  Net realized and unrealized gain (loss) on
    investments                                          (0.44)                0.01                0.31                (0.01)
                                                        ------               ------              ------               ------
      Total from investment operations                  $(0.14)              $ 0.60              $ 0.93               $ 0.09
                                                        ------               ------              ------               ------

Less distributions declared to shareholders from
  net investment income                                 $(0.29)              $(0.60)             $(0.64)              $(0.10)
                                                        ------               ------              ------               ------
Net asset value - end of period                         $ 9.26               $ 9.69              $ 9.69               $ 9.40
                                                        ======               ======              ======               ======
Total return                                             (1.50)%++             6.37%              10.31%                1.03%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                              0.56%+               0.57%               0.53%                0.48%+
  Net investment income                                   6.23%+               6.13%               6.85%                7.22%+
Portfolio turnover                                          53%                 176%                212%                 339%
Net assets at end of period (000 omitted)               $6,377               $6,634              $7,560                 $470

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the
    Fund, the net investment income per share and the ratios would have been:
    Net investment income                               $ 0.30               $ 0.58              $ 0.61               $ 0.09
    Ratios (to average net assets):
      Expenses##                                          0.66%+               0.67%               0.63%                0.63%+
      Net investment income                               6.13%+               6.03%               6.75%                7.07%+
  * For the period from the inception of Class I, January 2, 1997, through February 28, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At February 28, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $26,973,227 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 2003, ($10,846,466) and February 28, 2005, ($16,126,761).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.40% of the Fund's average daily net assets or (ii) 0.25% of the Fund's average daily net assets plus 3.40% of investment income. The investment advisor has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,153 for the six months ended August 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $123,209 for the six months ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $43,468 for the six months ended August 31, 1999. Fees incurred under the distribution plan during the six months ended August 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,466, and $430 for Class B and Class C shares, respectively, for the six months ended August 31, 1999. Fees incurred under the distribution plan during the six months ended August 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended August 31, 1999, were $33,135, $234,879, and $24,596 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                    PURCHASES           SALES
-----------------------------------------------------------------------------
U.S. government securities                       $310,275,372    $284,786,090
                                                 ------------    ------------
Investments (non-U.S. government securities)     $ 20,099,000    $  4,424,274
                                                 ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $592,234,757
                                                                 ------------
Gross unrealized depreciation                                    $(24,160,276)
Gross unrealized appreciation                                       1,333,091
                                                                 ------------
    Net depreciation                                             $(22,827,185)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                   SIX MONTHS ENDED AUGUST 31, 1999          YEAR ENDED FEBRUARY 28, 1999
                                   --------------------------------          ----------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             22,799,937    $ 217,034,011       29,078,923    $ 286,082,950
Shares issued to shareholders
  in reinvestment of distributions         753,444        7,138,219        1,265,402       12,363,603
Shares reacquired                      (20,896,265)    (198,782,039)     (24,851,559)    (244,539,132)
                                     -------------    -------------    -------------    -------------
    Net increase                         2,657,116    $  25,390,191        5,492,766    $  53,907,421
                                     =============    =============    =============    =============

Class B Shares
                                   SIX MONTHS ENDED AUGUST 31, 1999          YEAR ENDED FEBRUARY 28, 1999
                                   --------------------------------          ----------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              5,950,641    $  56,579,818       16,003,714    $ 157,290,466
Shares issued to shareholders
  in reinvestment of distributions         338,991        3,209,365          510,124        4,986,686
Shares reacquired                       (4,186,353)     (39,726,028)     (10,673,440)    (104,618,135)
                                     -------------    -------------    -------------    -------------
    Net increase                         2,103,279    $  20,063,155        5,840,398    $  57,659,017
                                     =============    =============    =============    =============

Class C Shares
                                   SIX MONTHS ENDED AUGUST 31, 1999          YEAR ENDED FEBRUARY 28, 1999
                                   --------------------------------          ----------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              3,121,849    $  29,749,341        6,088,070    $  59,953,337
Shares issued to shareholders
  in reinvestment of distributions          68,878          654,803           85,504          841,089
Shares reacquired                       (2,887,477)     (27,274,523)      (3,601,290)     (35,374,514)
                                     -------------    -------------    -------------    -------------
    Net increase                           303,250    $   3,129,621        2,572,284    $  25,419,912
                                     =============    =============    =============    =============

Class I Shares
                                   SIX MONTHS ENDED AUGUST 31, 1999          YEAR ENDED FEBRUARY 28, 1999
                                   --------------------------------          ----------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 21,407    $     205,703           12,891    $     127,366
Shares issued to shareholders
  in reinvestment of distributions          20,772          196,872           48,211          470,569
Shares reacquired                          (38,299)        (365,098)        (156,330)      (1,544,084)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                  3,880    $      37,477          (95,228)   $    (946,149)
                                     =============    =============    =============    =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended August 31, 1999, was $2,070. The Fund had no significant borrowings during the period.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) GOVERNMENT SECURITIES FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor;                  Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                               ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services      CUSTODIAN
company)                                                State Street Bank and Trust Company

Lawrence T. Perera - Partner, Hemenway                  INVESTOR INFORMATION
& Barnes (attorneys)                                    For MFS stock and bond market outlooks, call toll
                                                        free: 1-800-637-4458 anytime from a touch-tone
William J. Poorvu - Adjunct Professor, Harvard          telephone.
University Graduate School of Business
Administration                                          For information on MFS mutual funds, call your
                                                        financial consultant or, for an information kit,
Charles W. Schmidt - Private Investor                   call toll free: 1-800-637-2929 any business day
                                                        from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                     message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                               INVESTOR SERVICE
                                                        MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman, Chief                    P.O. Box 2281
Executive Officer, and Director,                        Boston, MA 02107-9906
MFS Investment Management
                                                        For general information, call toll free:
Elaine R. Smith - Independent Consultant                1-800-225-2606 any business day from
                                                        8 a.m. to 8 p.m. Eastern time.
David B. Stone - Chairman and Director,
North American Management Corp.                         For service to speech- or hearing-impaired, call
(investment advisers)                                   toll free: 1-800-637-6576 any business day from
                                                        9 a.m. to 5 p.m. Eastern time. (To use this
INVESTMENT ADVISER                                      service, your phone must be equipped with a
Massachusetts Financial Services Company                Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                   For share prices, account balances, and exchanges,
                                                        call toll free: 1-800-MFS-TALK (1-800-637-8255)
DISTRIBUTOR                                             anytime from a touch-tone telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                     WORLD WIDE WEB
Boston, MA 02116-3741                                   www.mfs.com

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Steven E. Nothern*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                    ------------
MFS(R) GOVERNMENT SECURITIES FUND                                     BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

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